Filed pursuant to Rule 497(e)
Registration Nos. 333-171360; 811-22509

LoCorr Spectrum Income Fund

Class	A	LSPAX
Class	C	LSPCX
Class	I	LSPIX

Supplement dated December 1, 2014, to the Prospectus dated May 1, 2014.

Effective December 1, 2014, LoCorr Fund Management, LLC (the “Adviser”) has reduced its management fees for all share classes of the LoCorr Spectrum Income Fund (the “Fund”) to 1.30% from 1.35%. As such, the “Fees and Expenses of the Fund” in the Fund’s Prospectus have been restated to reflect the reduced management fee, as follows:

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 53 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee as a % of amount redeemed if sold within 60 days	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.30%	1.30%	1.30%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses(1)	0.25%	0.25%	0.25%
Acquired Fund Fees and Expenses (2)	0.38%	0.38%	0.38%
Total Annual Fund Operating Expenses(3)	2.18%	2.93%	1.93%

(1)	Other expenses are based on estimated amounts for the current fiscal year.
(2)
Acquired Fund Fees and Expenses, which are estimated for the Fund’s current fiscal year, are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(3)	The Total Annual Fund Operating Expenses have been restated to reflect reduced management fees effective December 1, 2014.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years
A	$783	$1,218
C	$296	$907
I	$196	$606

Please retain this supplement for future reference.